EXHIBIT B
FORM OF COMPLIANCE CERTIFICATE
This Compliance Certificate is delivered to you by the Borrower pursuant to Sections 6.1(c) and 6.1(g) of the Credit Agreement, dated as of July 18, 2013 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, terms defined therein being used herein as therein defined), among M/I HOMES, INC., an Ohio corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto as lenders, including the Swingline Lender and the Issuing Lender (collectively, the “Lenders”), PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Administrative Agent”) and the other agents party thereto. This Compliance Certificate relates to the accounting period ending __________, 20__. I, the undersigned, on behalf of the Borrower, do certify on behalf of the Borrower that:
1.    I am (a) the Chief Executive Officer, President or an Executive Vice President of the Borrower or (b) an Authorized Financial Officer of the Borrower.
2.    I have reviewed and am familiar with the contents of this Compliance Certificate.
3.    [I, on behalf of the Borrower, have read the Credit Agreement and, based on an examination which I have deemed sufficient to enable me to make an informed statement, there does not exist, as at the end of the accounting period covered by the financial statements filed with or furnished to the SEC by the Borrower pursuant to Section [6.1(a] [6.1(b)] of the Credit Agreement, any Default or Event of Default except as set forth below:]1
4.    Attached hereto as Attachment 1 are the computations showing compliance with the covenants set forth in Sections 7.1, 7.4(f) and 7.4(g) of the Credit Agreement as of the accounting period set forth above.

[Signature page follows.]

1Not to be included in the Compliance Certificate delivered on the Closing Date pursuant to Section 5.1(g), because absence of Default or Event of Default is covered by Officer's Certificate delivered pursuant to Section 5.1(f).

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate this ___ day of ________, 20___.
M/I HOMES, INC., an Ohio corporation
By:_____________________________
Name:
Title:

Attachment 1
to Exhibit B
Compliance with Covenants

[To be supplied by Borrower]